American Skandia Trust
     Supplement dated September 22, 1998 to the Prospectus dated May 1, 1998

         Disclosure is being added to the Prospectus to address certain risks regarding the introduction of a single currency for participating European nations on January 1, 1999. Specifically, the following paragraph is added at the end of the section of the Prospectus entitled "Certain Risk Factors and Investment Methods -- Foreign Securities -- Currency Fluctuations:"

         The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. Although the Trust is taking steps intended to achieve readiness for the planned introduction of the euro, these or other external factors could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Portfolios.